Revenue, Other Income and Gains - Other Income and Gains (Details) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2023	Sep. 30, 2022
Other income:
Finance income	$ 37,185	$ 3,293
Government grants	1,528	1,066
Other	5	91
Total income	38,718	4,450
Gains:
Foreign currency exchange gain, net	10,136	0
Fair value gains on financial assets measured at fair value change through profit or loss	792	112
Other	166	131
Total gains	11,094	243
Total other income and gains	$ 49,812	$ 4,693